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                                                                    EXHIBIT 10.4

As of July 28, 1994

BY TELECOPIER

TO THE FINANCIAL INSTITUTIONS IDENTIFIED AS "LENDERS" ON THE SIGNATURE PAGES HERETO

         Re: Fidelity Federal Bank, a Federal Savings Bank - Amendment No. 2 to Letter Agreement dated as of June 3, 1994

Ladies and Gentlemen:

          Reference is made to the letter agreement dated as of June 3, 1994 among Fidelity Federal Bank, a Federal Savings Bank (the "Bank"), Citadel
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Holding Corporation (together with the Bank, the "Company") and each of the
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financial institutions to whom this letter is addressed (each a "Lender"), as
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amended by a letter agreement dated as of June 20, 1994 (as so amended, the
"Letter Agreement").  Defined terms not otherwise defined herein have the
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meanings specified in the Letter Agreement.

          We hereby request that the Letter Agreement be amended as follows:

          1. Paragraph D.1. of the Letter Agreement is hereby amended to read in full as follows:

               "1. The Company shall cause payment of the Redemption Price (including the Recapitalization Fee) to be made directly out of an escrow containing only the proceeds of the issuance of capital stock by the Bank pursuant to its Form OC (OTS Docket No. 5770) (the "Offering Circular") by
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written instructions to the escrow agent in the form of Exhibit 1 hereto."

          2. The releases referred to in paragraph I.B.3. of the Letter Agreement shall be in the form of Exhibit 2 hereto.

          3. Exhibits 1 and 2 hereto are hereby added as Exhibits 1 and 2 to the Letter Agreement.

          4. The references to "July 31, 1994" appearing in paragraph II.C. and the second subparagraph of paragraph II.D.3. of the Letter Agreement are hereby replaced by "August 4, 1994."

          5. Except as amended hereby, the Letter Agreement shall remain in full force and effect.
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          If the foregoing is acceptable to you, we would appreciate your prompt return of a signed copy of this letter agreement. We look forward to hearing from you.


                                         Sincerely,

                                         FIDELITY FEDERAL BANK,

                                         a Federal Savings Bank

                                         By:  /s/ Godfrey B. Evans
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                                         Name: Godfrey B. Evans
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                                         Title: Executive Vice President
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                                         CITADEL HOLDING CORPORATION

                                         By:  /s/ Godfrey B. Evans
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                                         Name: Godfrey B Evans
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                                         Title: Executive Vice President
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ACKNOWLEDGED AND AGREED TO:

Lenders:
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THE CHASE MANHATTAN BANK
(NATIONAL ASSOCIATION)

By:   /s/ Pamela M. Stumpp
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Name: Pamela M. Stumpp
     ---------------------------------
Title: Managing Director
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CONNECTICUT GENERAL LIFE
INSURANCE COMPANY

By:  CIGNA Investments, Inc.
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Name:  James F. Coggins, Jr.
     ---------------------------------
Title: Managing Director
     ---------------------------------

CIG & CO.

By:    CIG & Co.
     ---------------------------------
Name:  James F. Coggins, Jr.
     ---------------------------------
Title: Partner
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THE MUTUAL BENEFIT LIFE
INSURANCE COMPANY

By:  /s/ Walter A. Appel
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Name:    Walter A. Appel
     ---------------------------------
Title:   Vice President
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HEWLETT-PACKARD DEFERRED
PROFIT SHARING TRUST

By:  /s/ Elizabeth Obershaw
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Name: Elizabeth Obershaw
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Title: Manager, Benefit Fund Investments
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